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                                                                   EXHIBIT 10.2


                                AMENDMENT NO. 1

                            TO BRIDGE LOAN AGREEMENT

                           dated as of June 30, 2000

                                     among

                       TEAM FLEET FINANCING CORPORATION,

                              BUDGET GROUP, INC.,
                                as the Servicer

                                      and

                  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                                 as the Lender


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                    AMENDMENT NO. 1 TO BRIDGE LOAN AGREEMENT

         Amendment No. 1 (this "Amendment"), dated as of June 30, 2000, among Team Fleet Financing Corporation ("TFFC"), Budget Group, Inc. ("Budget Group") as the Servicer and Credit Suisse First Boston, New York Branch, ("CSFB") as the Lender.

                                    RECITALS

         WHEREAS, the parties hereto desire to amend that certain Bridge Loan Agreement dated as of February 25, 2000 among TFFC, Budget Group, as the Servicer and CSFB, as the Lender (the "Loan Agreement");

         WHEREAS, the parties hereto desire to extend the period of time during which the Lender is willing to make Advances;

         WHEREAS, the parties hereto also desire to reduce the Maximum Invested Amount under the Loan Agreement;

         WHEREAS, the parties hereto also desire to change the Maturity Date;
and

         WHEREAS, the Loan Agreement may be amended by Budget Group, TFFC and CSFB pursuant to Section 6.1 thereof;

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the recitals set forth above, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION I.1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment (including in the preamble and the recitals hereto) shall have the meaning assigned to such terms in the Loan Agreement.


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                                   ARTICLE II

                                   AMENDMENTS

         SECTION II.1. Definitions. (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Maximum Invested Amount" therein in its entirety and replacing it with the following:

                  ""Maximum Invested Amount" means (a) if no VPSI Event has occurred: $170,000,000 up to but not including July 31, 2000; $145,000,000 from July 31, 2000 up to but not including August 31, 2000 and $105,000,000 from August 31, 2000 up to but not including September 30, 2000; and (b) if a VPSI Event has occurred: $150,000,000 up to but not including July 31, 2000; $125,000,000 from July 31, 2000 up to but not including August 31, 2000 and $85,000,000 from August 31, 2000 up to but not including September 30, 2000."

         (b) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition immediately after the definition of "type":

                  ""VPSI Event" means (a) any transaction entered into by VPSI, Inc. for the financing of vehicles owned or leased by VPSI, Inc. or
         (b) Budget ceases to own 100% of the voting stock of VPSI, Inc."

         SECTION II.2. Availability of Advances. Section 2.1 of the Loan Agreement is hereby amended by deleting the reference to "June 30, 2000" and replacing it with "the September 2000 Distribution Date".

         SECTION II.3. Maturity Date. Section 2.3 of the Loan Agreement is hereby amended by deleting the reference to "June 2001" and replacing it with "September 2000".

                                  ARTICLE III

                        REPRESENTATIONS OF THE BORROWER

         SECTION III.1. Recitals. TFFC certifies that (a) the representations and warranties set forth in Article III of the Loan Agreement, and in each other Related Document to which TFFC is a party, are true and correct on and as of the date hereof as if made on and with respect to the date hereof and (b) no Amortization Event or Series 2000-1 Limited Liquidation Event of Default has occurred which is continuing as of the date hereof.


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                                   ARTICLE IV

               CONDITION TO EFFECTIVENESS; DATE OF EFFECTIVENESS

         SECTION IV.1. Execution and Delivery. This Amendment shall become effective as of June 30, 2000 upon receipt by CSFB of (i) executed counterparts of this Amendment, (ii) executed counterparts of the Amendment No.1 to Series 2000-1 Supplement, (iii) executed counterparts of the Amended and Restated Variable Funding Note, Series 2000-1 and (iv) confirmation from each Rating Agency that Amendment No.1 to Series 2000-1 Supplement will not result in the reduction or withdrawal of its rating of any Series of Notes issued by TFFC.

                                   ARTICLE V

                                 MISCELLANEOUS

         SECTION V.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties hereto under the Loan Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are hereby ratified and affirmed in all respects by each of the parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Loan Agreement specifically referred to herein and any references in the Loan Agreement to the provisions of the Loan Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

         SECTION V.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION V.3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         SECTION V.4. Waiver of Notice. Each of the parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION V.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Loan Agreement and shall not affect the construction or interpretation of this Amendment or the Loan Agreement or any provisions hereof or thereof.

                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.



                                 TEAM FLEET FINANCING CORPORATION



                                 By:
                                    -------------------------------------------
                                       Name:
                                       Title:



                                 BUDGET GROUP, INC., as Servicer



                                 By:
                                    -------------------------------------------
                                       Name:
                                       Title:



                                 CREDIT SUISSE FIRST BOSTON, acting through its New York Branch, as Lender



                                 By:
                                    -------------------------------------------
                                       Name:
                                       Title:



                                 By:
                                    -------------------------------------------
                                       Name:
                                       Title: